UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 29, 2021
Date of Report (date of earliest event reported)

GENUINE PARTS COMPANY
(Exact name of registrant as specified in its charter)

GA		001-05690	58-0254510
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2999 WILDWOOD PARKWAY,
ATLANTA,	GA		30339
(Address of principal executive offices)			(Zip Code)

(678) 934-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Shareholders of Genuine Parts Company (the "Company") was held on April 29, 2021. At the Annual Meeting, the Company’s shareholders (1) elected each of the persons listed to serve as a director of the Company with terms to expire at the 2022 Annual Meeting; (2) approved on an advisory basis, the compensation of the Company's named executive officers, including the Company's compensation practices and principles and their implementation; and (3) ratified the selection of Ernst & Young LLP as independent auditors of the Company for 2021.

The results of the vote of the Company's shareholders for each proposal:

Proposal 1: Election of Directors.

Name	For Votes	Withheld Votes	Broker Non-Votes
Elizabeth W. Camp	111,711,082	702,998	13,056,228
Richard Cox, Jr.	111,472,284	941,796	13,056,228
Paul D. Donahue	105,431,519	6,982,561	13,056,228
Gary P. Fayard	111,727,701	686,379	13,056,228
P. Russell Hardin	111,157,270	1,256,810	13,056,228
John R. Holder	110,849,976	1,564,104	13,056,228
Donna W. Hyland	111,719,399	694,681	13,056,228
John D. Johns	99,606,527	12,807,553	13,056,228
Jean-Jacques Lafont	111,082,008	1,332,072	13,056,228
Robert C. “Robin” Loudermilk, Jr.	110,639,700	1,774,380	13,056,228
Wendy B. Needham	106,441,430	5,972,650	13,056,228
Juliette W. Pryor	111,988,416	425,664	13,056,228
E. Jenner Wood, III	111,383,546	1,030,534	13,056,228

Proposal 2: Advisory Vote on Executive Compensation.
The shareholders approved the compensation of the Company’s executive officers, including the Company’s compensation practices and principles and their implementation. The holders of 101,005,213 shares of Common Stock voted in favor of the proposal, holders of 10,823,969 shares voted against, holders of 584,898 shares abstained, and there were 13,056,228 broker non-votes.

Proposal 3: Ratification of Selection of Independent Auditors.
The shareholders ratified the selection of Ernst & Young LLP as independent auditors of the Company for 2021. The holders of 118,869,153 shares of Common Stock voted in favor of the ratification, holders of 6,511,040 shares voted against, holders of 90,115 shares abstained, and there were 0 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

April 29, 2021	By:	/s/ Carol B. Yancey

Name: Carol B. Yancey
Title: Executive Vice President and CFO